                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                               720,557.92
     Available Funds:
           Contract Payments due and received in this period                                                        3,217,751.39
           Contract Payments due in prior period(s) and received in this period                                       186,921.85
           Contract Payments received in this period for next period                                                  113,834.88
           Sales, Use and Property Tax payments received                                                               31,602.15
           Prepayment Amounts related to early termination in this period                                             104,783.33
           Servicer Advance                                                                                           300,391.57
           Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
           Transfer from Reserve Account                                                                                3,528.31
           Interest earned on Collection Account                                                                        4,843.51
           Interest earned on Affiliated Account                                                                          218.25
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
             contract < Predecessor contract)                                                                               0.00
           Amounts paid under insurance policies                                                                            0.00
           Maintenance, Late Charges and any other amounts                                                             64,218.30

                                                                                                                   -------------
     Total Available Funds                                                                                          4,748,651.46
     Less: Amounts to be Retained in Collection Account                                                               536,656.50
                                                                                                                   -------------
     AMOUNT TO BE DISTRIBUTED                                                                                       4,211,994.96
                                                                                                                   =============

     DISTRIBUTION OF FUNDS:
           1. To Trustee -  Fees                                                                                            0.00
           2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              186,921.85
           3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                   a) Class A1 Principal and Interest                                                                       0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                             432,633.62
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                           2,739,051.96
                   a) Class A5 Principal (distributed after A4 Note matures) and Interest                             234,054.83
                   b) Class B Principal and Interest                                                                   58,032.89
                   c) Class C Principal and Interest                                                                  116,776.00
                   d) Class D Principal and Interest                                                                   78,738.56
                   e) Class E Principal and Interest                                                                  103,226.15

           4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
           5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      21,429.19
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    100,900.43
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            3,528.31
           6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              100,882.21
           7. To Servicer, Servicing Fee and other Servicing Compensations                                             35,818.96
                                                                                                                   -------------
     TOTAL FUNDS DISTRIBUTED                                                                                        4,211,994.96
                                                                                                                   =============

                                                                                                                   -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       536,656.50
                                                                                                                   =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,511,821.93
         - Add Investment Earnings                                                                                      3,528.31
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
         - Less Distribution to Certificate Account                                                                     3,528.31
                                                                                                                   -------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,511,821.93
                                                                                                                   =============

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                      68,249,461.94
                  Pool B                                                                      15,800,926.49
                                                                                             --------------
                                                                                                               84,050,388.43

Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                370,406.93
Class A Monthly Interest - Pool B                                                                 85,755.59

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             2,207,449.93
Class A Monthly Principal - Pool B                                                               742,127.96
                                                                                             --------------
                                                                                                                2,949,577.89

Ending Principal Balance of the Class A Notes
                  Pool A                                                                      66,042,012.01
                  Pool B                                                                      15,058,798.53
                                                                                             --------------    -------------
                                                                                                               81,100,810.54
                                                                                                               =============

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $221,020,000     Original Face $221,020,000           Balance Factor
$                 2.063897     $                13.345299                 36.693879%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                       430,388.43
                  Class A4                                                                    41,000,000.00
                  Class A5                                                                    42,620,000.00
                                                                                             --------------

Class A Monthly Interest                                                                                       84,050,388.43
                  Class A1 (Actual Number Days/360)                                                    0.00
                  Class A2                                                                             0.00
                  Class A3                                                                         2,245.19
                  Class A4                                                                       219,862.50
                  Class A5                                                                       234,054.83
                                                                                             --------------

Class A Monthly Principal
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                       430,388.43
                  Class A4                                                                     2,519,189.46
                  Class A5                                                                             0.00
                                                                                             --------------
                                                                                                                2,949,577.89

Ending Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                             0.00
                  Class A3                                                                             0.00
                  Class A4                                                                    38,480,810.54
                  Class A5                                                                    42,620,000.00
                                                                                             --------------    -------------
                                                                                                               81,100,810.54
                                                                                                               =============

Class A4
------------------------------------------------------------------------------------
Interest Paid Per  $1,000      Principal Paid Per $1,000            Ending Principal
Original Face $41,000,000      Original Face $41,000,000            Balance Factor
$                 5.36250      $               61.443645                 93.855635%
------------------------------------------------------------------------------------

                    DVI RECEIVABLES VIII 1999-1
                          SERVICER REPORT
                FOR THE PAYMENT DATE MARCH 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                           Pool A                                                       1,551,498.48
                           Pool B                                                         359,202.02
                                                                                        ------------
                                                                                                         1,910,700.50

      Class D Overdue Interest, if any                                                          0.00
      Class D Monthly Interest - Pool A                                                     9,496.46
      Class D Monthly Interest - Pool B                                                     2,198.62
      Class D Overdue Principal, if any                                                         0.00
      Class D Monthly Principal - Pool A                                                   50,175.02
      Class D Monthly Principal - Pool B                                                   16,868.46
                                                                                        ------------
                                                                                                            67,043.48

      Ending Principal Balance of the Class D Notes
                           Pool A                                                       1,501,323.46
                           Pool B                                                         342,333.56
                                                                                        ------------     ------------
                                                                                                         1,843,657.02
                                                                                                         ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $5,024,000   Original Face  $5,024,000         Balance Factor
$               2.327842   $               13.344642             36.696995%
----------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                           Pool A                                                       1,940,974.56
                           Pool B                                                         449,401.07
                                                                                        ------------
                                                                                                         2,390,375.63

      Class E Overdue Interest, if any                                                          0.00
      Class E Monthly Interest - Pool A                                                    15,770.42
      Class E Monthly Interest - Pool B                                                     3,651.38
      Class E Overdue Principal, if any                                                         0.00
      Class E Monthly Principal - Pool A                                                   62,718.77
      Class E Monthly Principal - Pool B                                                   21,085.58
                                                                                        ------------
                                                                                                            83,804.35

      Ending Principal Balance of the Class E Notes
                           Pool A                                                       1,878,255.79
                           Pool B                                                         428,315.49
                                                                                        ------------     ------------
                                                                                                         2,306,571.28
                                                                                                         ============

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,282,000   Original Face $6,282,000         Balance Factor
$               3.091659   $               13.340393              36.717149%
----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                            Pool A                                                            2,327,056.28
                            Pool B                                                              538,621.20
                                                                                              ------------
                                                                                                                       2,865,677.48

        Residual Interest - Pool A                                                               17,369.68
        Residual Interest - Pool B                                                                4,059.51
        Residual Principal - Pool A                                                              75,513.40
        Residual Principal - Pool B                                                              25,387.03
                                                                                              ------------
                                                                                                                         100,900.43

        Ending Residual Principal Balance
                            Pool A                                                            2,251,542.88
                            Pool B                                                              513,234.17
                                                                                              ------------             ------------
                                                                                                                       2,764,777.05
                                                                                                                       ============

X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 35,818.96
         - Servicer Advances reimbursement                                                                               186,921.85
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               100,882.21
                                                                                                                       ------------
        Total amounts due to Servicer                                                                                    323,623.02
                                                                                                                       ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               77,560,663.54

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             2,508,750.92

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
           ending of the related Collection Period                                                                  75,051,912.62
                                                                                                                    =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                         2,476,624.77

            - Principal portion of Prepayment Amounts                                                 32,126.15

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                   ------------
                                Total Decline in Aggregate Discounted Contract Balance             2,508,750.92
                                                                                                   ============


POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               17,956,554.69

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                               843,423.06

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
           ending of the related Collection Period                                                                  17,113,131.63
                                                                                                                    =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                           764,025.58

            - Principal portion of Prepayment Amounts                                                 79,397.48

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                   ------------
                                Total Decline in Aggregate Discounted Contract Balance               843,423.06
                                                                                                   ============

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   92,165,044.25
                                                                                                                    =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                                        Predecessor
                                                                     Discounted                  Predecessor       Discounted
     Lease #       Lessee Name                                       Present Value               Lease #           Present Value
     --------------------------------------------------------        -------------------         -------------     ----------------
     2199-001      Regional Radiology, LLC                                $1,112,975.58          1881-001             $2,435,321.88
     1231-041      Radnet Management, Inc.                                  $953,502.31
     1560-013      Drew Medical inc                                         $342,866.78
                   Cash                                                      $25,977.21
     3323-002      Open MRI Ohio 1 Ventures, LLC                            $932,975.98          912-501                $492,124.09
     3330-002      Open MRI Texas Ventures, LLC                             $784,394.56          917-501                $536,814.08
                                                                                                 917-502                $578,192.91
                                                                                                 920-501                 $35,076.58
                                                                                                 1912-001                $34,364.63

                                                                     -------------------                           ----------------
                                                           Totals:         $4,152,692.42                              $4,111,894.17

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $4,111,894.17
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $201,135,070.09
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b) Total discounted Contract Balance of Substitute Receivables                                            $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                   NO     X
                                                                                                 --------------        --------

     POOL A                                                                                                        Predecessor
                                                                     Discounted                  Predecessor       Discounted
     Lease #       Lessee Name                                       Present Value               Lease #           Present Value
     --------------------------------------------------------        -------------------         -------------     ----------------
                   NONE

                                                                     -------------------                           ----------------
                                                           Totals:                 $0.00                                      $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                          0.00%

*     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
      (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
      BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                   NO     X
                                                                                                 ----------            --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                      Predecessor
                                                                         Discounted             Predecessor       Discounted
     Lease #    Lessee Name                                              Present Value          Lease #           Present Value
     ----------------------------------------------------------------    -----------------      -------------     ------------------
     408-502    Western Kentucky Diagnostic                                    $495,646.95      277-103               $2,561,363.27
     1042-501   Pinnacle Imaging, Inc.                                       $1,631,421.93      1513-002                $953,250.10
     2375-001   Tuscarawas Ambulatory                                        $1,286,730.05      1725-002                $588,254.35
     1097-506   Advanced Healthcare Resources                                  $675,567.93
                Cash                                                            $13,500.87
     2545-002   Presgar L.C.                                                   $964,543.83      2205-001              $3,763,600.22
     2907-001   Laser  Vision Centers, Inc.                                    $472,557.70
     2000667-2  Hartford Hospital, Inc.                                        $190,558.39
     2004051-2  Health Care Solutions                                          $695,143.77
     2004051-3  Health Care Solutions                                          $993,964.93
     2004887-1  BBC Healthcare International, L.L.C.                           $212,022.60
     2005804-1  Otsego Memorial Hospital                                       $236,366.53

                                                                         -----------------                       ------------------
                                                               Totals:       $7,868,025.48                            $7,866,467.94

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   7,866,467.94
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $201,135,070.09
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                    NO     X
                                                                                                -----------            --------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                                         Discounted             Predecessor       Discounted
     Lease #    Lessee Name                                              Present Value          Lease #           Present Value
     ----------------------------------------------------------------    -----------------      ------------      -----------------
     1528-003   U.S. Neurosurgical, Inc.                                       $642,004.10      960-501                  $82,012.38
     2826-003   Newark Health Imaging, L.L.C.                                  $205,317.69      960-502                  $28,390.17
     2906-001   Laser Vision Centers, Inc.                                     $496,511.61      1043-501                $641,289.38
                Cash                                                             $3,932.26      1043-502                $596,073.73

                                                                         -----------------                       ------------------
                                                              Totals:        $1,347,765.66                            $1,347,765.66

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $1,347,765.66
     b) ADCB OF POOL B AT CLOSING DATE                                                                               $50,047,123.17
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.69%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                    NO     X
                                                                                                ----------             --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE


          CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
          This Month                                         1,336,727.24         This Month                           92,165,044.25
          1 Month Prior                                      1,146,829.88         1 Month Prior                        95,517,218.23
          2 Months Prior                                       263,796.27         2 Months Prior                       99,039,496.60

          Total                                              2,747,353.39         Total                               286,721,759.08

          a) 3 MONTH AVERAGE                                   915,784.46         b) 3 MONTH AVERAGE                   95,573,919.69

          c) a/b                                                    0.96%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                    Yes               No       X
                                                                                                       ---------------     ---------
3. Restricting Event Check

  A. A Delinquency Condition exists for current period?                                             Yes               No       X
                                                                                                       ---------------     ---------
  B. An Indenture Event of Default has occurred and is then continuing?                             Yes               No       X
                                                                                                       ---------------     ---------

4. Has a Servicer Event of Default occurred?                                                        Yes               No       X
                                                                                                       ---------------     ---------

5. Amortization Event Check

  A. Is 1c  > 8% ?                                                                                  Yes               No       X
                                                                                                       ---------------     ---------
  B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
       not remedied within 90 days?                                                                 Yes               No       X
                                                                                                       ---------------     ---------
  C. As of any Determination date, the sum of all defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                                  Yes               No       X
                                                                                                       ---------------     ---------
6. Aggregate Discounted Contract Balance at Closing Date                                        Balance $ 251,182,193.26
                                                                                                       -----------------

DELINQUENT LEASE SUMMARY

            Days Past Due    Current Pool Balance    # Leases
            -------------    --------------------    --------
                  31 - 60              903,037.06          16
                  61 - 90              549,805.55           2
                 91 - 180            1,336,727.24          13

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization